Freedom to Live Life Fully



KORU™ MEDICAL SYSTEMS

A Global Leader in Large-Volume Subcutaneous Drug Delivery

Nasdaq: KRMD

Corporate Overview

January 2025

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 regarding our expectations for future performance, including but not limited to our preliminary financial results for fourth quarter and full year 2024, the existence and timing of potential drug/indication launches, the success and timing of our novel therapies collaborations, our commercial revenue opportunity, our key 2025 milestones, expansion of products into infusion clinics, future financial performance (including but not limited to revenue, CAGR, EBITDA Margin, gross margin and operational cash flow), our future product launches, and meeting our Vision 2026 goals. Forward-looking statements are neither historical facts nor assurances of future performance and based only on our current beliefs, expectations and assumptions. Forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: new SCIg patient starts, growth of the SCIG market, plasma supply, clinical trial activity, new drug launches, market penetration of prefill syringes; supply chain and labor availability and pricing; third party contractor execution; timely receipt of other receivable credits; inflationary impacts; ability to reduce inventory; success of geographic expansion; effects of war and other global conflict; introduction of competitive products; availability of insurance reimbursement; changes in U.S. Food and Drug Administration regulations; changes to health care policies; success of our research and development efforts; our ability to obtain financing or raise capital if or when needed; acceptance of and demand for new and existing products; expanded market acceptance of the FREEDOM Syringe Infusion System and any new product we introduce; our ability to obtain required governmental approvals; success in enforcing and obtaining patents; continued performance by principal suppliers; continued customer preference to work through distributors; continued service of key personnel and attracting and maintaining new personnel; and general economic and business conditions, as well as those risks and uncertainties included under the captions "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023, available on the SEC website at www.sec.gov [sec.gov] and on our website at www.korumedical.com/investors [korumedical.com]. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Revenues: All references to revenue(s) in this presentation refer to net revenues.

Our Company

We **enable, simplify**, and **enhance** the delivery **of large-volume subcutaneous (LVSC) drugs** in the home and in the clinic


More Time For What Matters Most

KORU's Freedom Infusion System is a **global leader in large-volume (>10mL) drug delivery**

Capitalizing on the ongoing shift from intravenous (IV) hospital settings to **subcutaneous (SC) therapy in the home and in infusion clinics**

Our subcutaneous Freedom Infusion System is, today, primarily used by **40,000 chronic, recurring** subcutaneous immunoglobulin (SCIg) drug therapy patients

Expanding our market beyond SCIg via 9 current collaborations with pharmaceutical companies to bring **new drug therapies** onto our label

Leveraging a low cost go-to-market model by serving pharmaceutical companies, specialty pharmacies, home care networks, and distributors

Our Company

KORU at a Glance



FREEDOM INTEGRATED INFUSION SYSTEM

70+ Global Patents

DRUG CLEARANCES / REGISTRATIONS

8 Drugs / 36 Countries

First Subcutaneous Drug Clearance 2010

FY 2024 REVENUES

$33.7M[1]; 18% y/y growth

75%+ Recurring

FY24 CASH BURN < $2M*, $10M UNDRAWN DEBT FACILITY IN PLACE

$9.6M Cash Balance[1]

HEADQUARTERS/MANUFACTURING

Mahwah, NJ

FY2024 REVENUES

$33.7M[1]



75%
18%
7%
Domestic Core
International Core
Novel Therapies

Domestic & International Core

Freedom Infusion System sales for on-label commercialized drugs



~10% Other
~90% Ig Drugs

Novel Therapies

Revenue from pre-commercial pharmaceutical drug collaborations utilizing Freedom Infusion System



Clinical Trial Supplies
Non-Recurring Engineering Services

Pharmaceutical drug collaborations move to Core business following 510k clearance for use of the drug with the KORU Freedom Infusion System

1. As of Press Release published on January 13, 2025 with FY 2024 Preliminary Results, which are subject to change

Our Company

KORU's Freedom Infusion System

Mechanical Pumps
~20% of revenues



Freedom60®
INFUSION SYSTEM



FreedomEDGE®
INFUSION SYSTEM

Customizable Consumables
~80% of revenues


This end connects to the syringe.
F600

Precision™
FLOW RATE TUBING



High-Flo™
SUBQ NEEDLE SET


Freedom
Syringe Driver
Integrated
Infusion
System
Precision
Flow Rate
Tubing
HIgH-Flo
Subcutaneous
Needle Sets

Simple, Easy-to-use, Reusable mechanical pump

8 On-label SC drugs[1]

2M+ annual infusions, 40k+ recurring chronic patients (ages 6-93)

97% Patient adherence rate[2]

Customizable platform for use with LVSC drugs

Registered in 36 countries

1. Includes CSL Hizentra, Octapharma Cutaquig and Gammanorm, Takeda Cuvitru, Hyqvia and Gammagard Liquid, Grifols Xembify, and Apellis Empaveli 2. Rutland B, Bosshard J, Southworth C. Enhancing Drug Adherence and Patient Outcomes: The Role of SCIG Pump Selection in Subcutaneous Immunoglobulin Therapy for Primary Immunodeficiency Disease. Poster presented at: National Home Infusion Association Annual Conference; March 23-27, 2024; Austin TX.

SC Landscape

Shift from IV to SC is Driving a Sizeable and Growing Market of Large-Volume Subcutaneous (LVSC) Opportunities



Primarily SCIg Drugs with KORU Freedom Infusion System
Primarily Oncology Drugs with Manual Push Syringe
gammanorm
Hizentra
GAMMAGARD LIQUID
HyQvia
Cuvitru
cutaquig
Xembify
RituxanHYCELA
DARZALEX Faspro
PHESGO
EMPAVELI
FUROSCIX
TECENTRIQ
atezolizumab
OCREVUS
ocrelizumab
VYALEV
OPDIVO
Supernus
SPN-830
RYBREVANT
SARCLISA
30mL+
20mL
15mL
10mL
Dosing mL
1995
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
1
On label w/KORU Freedom Infusion System
On label w/on-body infusion device
Drugs administered with manual push syringe
Pre-Commercial2

7 LVSC drugs have launched between 2010-2019, 6 of which were in the Ig drug class and approved with the KORU Freedom Infusion System

Between 2020-2025, 8 drugs have launched, and the LVSC market has diversified, primarily in oncology

There are multiple new drugs in the clinical pipeline as pharma companies are increasingly adding SC formulations

KORU

1. Third Party Data on File 2. Timing based on pharma company estimates

KORU is Well Positioned to Capitalize on the Expanding SC Market Opportunity

Market Proven Freedom Infusion System

Proven system with 15+ years on market; 2M+ infusions annually, underlying market growing 8-9%[1]

Simple, reusable and fully reimbursed system with 97% adherence rate and 8 on-label SC drugs

Thousands of trained healthcare professionals to enable transition from hospital to home

Efficient, Scalable Go-to-Market Strategy

SC drug prescriptions driven by pharma companies; allows efficient scaling without related spend for KORU

KORU manufactures and sells to distributors who market directly to specialty pharmacies and homecare networks

Razor-Razor Blade Model; 75%+ Recurring Revenue

Pump hardware lasts 3+ years; disposable SC infusion consumable sets used weekly and drive recurring revenue

Consumables compatible with mechanical and e-pumps

$2.7B TAM with Ig and New Drug Indications

Fully customizable system to accommodate any SC drug above 10ml with proven safety and commercial success

Expanding beyond $500M global Ig market with new drug therapy areas adding additional $2.2B in TAM[2]

5 launched oncology infusion clinic drugs using manual syringe push method of delivery present further opportunity

1. KORU Medical Estimates and Third-Party Data on File 2. TAM based on patient population, expected treatment frequency. Not adjusted for clinical risk

KORU's Opportunity

$2.7B[1] Total Addressable Market Opportunity with Growing SCIg Market and Expansion to New Drug Therapies

Today		Tomorrow		Beyond
8	+	9	+	18+

Current and Near-Term Revenue Growth Opportunities

8 SC Drugs Currently on KORU's Freedom Infusion System (primarily Ig)

cutaquig, gammanorm, Cuvitru, Hizentra, EMPAVELI, HyQvia, GAMMAGARD LIQUID, Xembify (immune globulin subcutaneous human-klhw, 20%)

+ an Additional 6 Ig Device/Indication Collaborations

$500M Ig TAM[1]
Growing 8-9% /year

+

9 Active Collaborations to add New Drugs/Indications to KORU's Freedom Infusion System

Across 6 Drug Therapy Areas

- 1 in Oncology
- 4 in Nephrology
- 1 in Rare Disease
- 1 in Endocrinology
- 1 in Respiratory
- 1 in Hematology

$2.2B TAM[1]

+

KORU's Future Opportunities in Clinical-Stage and Commercialized LVSC Drugs

Other	2
Central Nervous	5
Immunology	5
Oncology	6

Opportunity for Significant TAM Expansion

KORU

1.TAM based on patient population, expected treatment frequency. Not adjusted for clinical risk

KORU's Opportunity

Strategic Growth Pillars

Key Drivers

3 — Add New Drugs on Label Through Novel Therapies Pipeline

~$2.2B TAM[1]

5 new SC Drugs expected to be commercialized and added to KRMD label by 2027

Novel Therapies Pipeline
- 5 new drug approvals expected by 2027
- 9 current new drug collaborations
- Entering infusion clinics in 2025
- 15 pipeline opportunities

2 — Expand Internationally

~$265M TAM[1]

10% market share, growing at or above market rates (8-9%)[2] with multiple opportunities for growth

International Ig
- Multiple top-10 new market entries and increased market penetration
- Increased SCIg new patient starts
- Pre-filled syringe launches
- Next-gen pump and consumables launch
- Pharmaceutical partnerships for new indications/devices driving share expansion
- Broader partnerships

1 — Defend & Grow Leadership Position in Domestic Subcutaneous Ig

~$235M TAM[1]

Strong base business with leading market share[1], growing at or above market rates (8-9%)[2] targeting additional market share capture

Domestic Ig
- Increased SCIg new patient starts
- Continued shift towards pre-filled syringes
- Next-gen pump and consumables launch
- Pharmaceutical partnerships for new indications/devices driving share expansion
- New market entries

KORU

1. TAM based on patient population, expected treatment frequency. Not adjusted for clinical risk 2. KORU Medical Estimates and Third-Party Data on File

Global Ig Business Drives Annual Recurring Revenue Base

Global Patient Base

40k Patients using the KORU Freedom Infusion System today, representing 2M+ annual recurring infusions

Current 510k Clearances

8 SCIg drugs from 5 major pharmaceutical manufacturers cleared for use on the KORU Freedom Infusion System



Chronic Disease with Weekly Recurring Treatments

Chronic disease (PIDD, CIDP, etc.) patients receive SCIg doses 1-2x per week for the remainder of their lives

6 New Ig Pharmaceutical Collaborations

New indications and devices give us opportunity to expand our market share and geographic reach

$500M TAM[1] — Global Ig market totals $500M TAM; 20% penetrated by SC (vs 80% IV)

8-9% Market growth[2] — SCIg Market is growing 8-9% year; an additional 4k patients begin treatment protocol annually

≈$750-$1,000 Annual revenue per patient — Recurring revenue generated by each Ig patient on the KORU Freedom Infusion System; based on 1x pump sales + weekly consumables

1. TAM based on patient population, expected treatment frequency. Not adjusted for clinical risk 2. KORU Medical Estimates and Third-Party Data on File

KORU's Opportunity

Active Pharmaceutical Collaborations Lead to $2.7B[1] TAM

15 Total Opportunities | **6** Commercial Opportunities by 2026 | **$2.7B**[1] Addressable Market Combined

Immunology New Indications/New Devices

Asset	Drug Trial Phase	Next Step	Expected KRMD Clearance[2]	Patient Population (000s)
Ig Device	Launched	KRMD 510k	2026	
Ig Device	Launched	KRMD 510k	2026	
Ig Device	Launched	KRMD 510k	2026	
Ig Drug	●●●	Complete Phase III	2026	630
Ig Drug	●●●	Complete Phase III	2027	
Ig Drug	●○○	Entry to Phase II	2027/28	

Opportunity for Increased Market Share and Geographic Penetration in Ig

New Drug Potential Launches

Asset	Drug Trial Phase	Next Step	Expected KRMD Clearance[2]	Patient Population (000s)	Est. Total Annual Infusions[3]
Rare Disease Biologic	Launched	KRMD 510k	2025	65	~100k
Nephrology Drug	●●●	Complete Phase III	2025	3	~20k
Oncology Drug	Launched	KRMD 510k	2025/26	500	~800k
Nephrology Drug	●●●	Complete Phase III	2027	30	~300k
KIRA (PNH)	●●●	Entry to Phase III	2027/28	133	TBD
Endocrinology Drug	●●●	Complete Phase III	2028	10	TBD
Respiratory Drug	●●○	Complete Phase II	2028/29	239	TBD
KIRA (IgAN)	●●○	Complete Phase II	2029/30	540	TBD
KIRA (C3G)	●●○	Complete Phase II	2029/30	2	TBD

Commercial Revenue Opportunity from New Drugs and Indications on our Label

KORU

1.TAM based on patient population, expected treatment frequency. Not adjusted for clinical risk 2. Clearance and launch dates are based on most recent estimation and are subject to change 3. Annual infusions are estimates at 3 years post drug launch

Financials & Outlook

Financial Highlights



Revenue ($M)
$37.5
$30.0
$22.5
$15.0
$7.5
$-
≈ 14.5% CAGR
(2014-2024)
$8.7M
$33.7M*
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

2024 Revenue*

$33.7M; 18% y/y growth

14.5% Revenue CAGR*

More than tripled size of Company in 10 years

Cash Flow Positive in Q4 2024*

FY24 cash burn of <$2M, a 67% improvement from '23-'24

Cash & Cash Equivalents*

$9.6M cash on hand, $10M undrawn debt facility in place

Q3 2024 Financial Highlights

	YTD 3Q24	YTD 3Q23	Y/Y Δ
Revenue	$24.8M	$21.3M	16.3% growth
Gross Margin	63.6%	58%	560bps growth
OpEx	$20.6M	$20.4M	1% increase
Net Loss	($4.5M)	($6.3M)	28% improvement
EPS	($0.10)	($0.14)	29% improvement
Cash Burn	($2.7M)	($6.6M)	60% improvement

KORU

* As of Press Release published on January 13, 2025 with FY 2024 Preliminary Results, which are subject to change

Financial Profile


Long Term Goals
Near Term Accomplishments
18% FY24 Revenue Growth[1]
67% FY24 Cash Burn Improvement[1]
4Q24 Cash Flow Positive[1]
Gross Margins 62-63%[2]
+330-340 bps vs 2023
$100M Revenue
Gross Margins >65%
EBITDA Margin +15%[3]
Accelerated Double-Digit Revenue CAGR

1. As of Press Release published on January 13, 2024, with FY 2024 Preliminary Results, which are subject to change 2. Guidance as of November 13, 2024 earnings call 3. Per most recent strategic plan

Key 2025 Milestones

Financial Targets[1]

- Double-digit revenue growth
- Operational cash flow breakeven for FY2025
- Increased operating leverage

Adding New Drugs to Label through Novel Therapies Pipeline

- 3 new pharmaceutical collaborations
- 510k submission Rare Disease Drug for infusion clinic (Q2 – Q4 2025)
- 510k submission Oncology Drug for infusion clinic (Q4 2025 – Q1 2026)

Expand Internationally

- Japan Commercial Sales Q1 2025
- Further top-10 market entries

Defend and Grow Core SCIg Business

- 510k submission new consumables
  - (Q2 – Q4 2025)
- 510k submission new pump
  - (Q4 2025 – Q1 2026)

1. Per most recent strategic plan

Strong Foundation; Experienced Pharma and MedTech Leadership Team Focused on Execution



- 44,000 sq. ft. Facility:
  - Class 8 cleanrooms
  - Controlled manufacturing environment
  - R&D laboratory space
  - In-house distribution center
- ISO 13485/MDSAP/EU MDR Certified Quality Management Systems
- Successful Notified Body and Pharmaceutical customer audit outcomes



LINDA THARBY
Chief Executive Officer & President



TOM ADAMS
Chief Financial Officer



KEN MILLER
Chief Commercial Officer



CHRIS PAZDAN
Chief Operating Officer



BRENT RUTLAND
Vice President of Medical Affairs



BRIAN HERTZOG
Vice President of Biopharma Business Development

Baxter BD Pfizer Roche

Nemera McKESSON La Jolla Pharmaceutical

KORU Medical

Investment Highlights

1. **Macro tailwinds** driving adoption of subcutaneous therapy; 18+ large-volume SC drugs in development by major Pharma companies in multiple indications

2. **Double-digit growth** across all businesses; Domestic Core, International Core, and Novel Therapies

3. **Strong underlying SCIg market**; gaining greater market share domestically and **expanding into other top-ten global markets**

4. **6 potential commercial opportunities (drugs, indications, and devices) by 2026**; oncology and rare disease indications will **expand our presence outside of the home and into infusion clinics**

5. **Cash flow positive in 4Q24**; operational cash flow positive in 2025